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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 30, 1999 with respect to the financial statements of BabyCenter, Inc., in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-72469) and related Prospectus of eToys Inc. for the registration of 8,320,000 shares of its common stock.


                                          Ernst & Young LLP


Palo Alto, California
May 18, 1999